                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549



                                   __________

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                                August 26, 1996
                                ---------------
                Date of Report (Date of earliest event reported)


                          Home Shopping Network, Inc.
                          ----------------------------
               (Exact name of Registrant as Specified in Charter)



   Delaware                          1-9118                     59-2649518
   --------                          ------                     ----------

(State or Other Juris.            (Commission                  (IRS Employer
 of Incorporation)                 File Number)               Identification No.)


2501 118th Avenue North
St. Petersburg, Florida                                           33716
- -----------------------                                           -----
(Address of Principal                                           (Zip Code)
  Executive Offices)




                                 (813) 572-8585
                                  -------------
                        (Registrant's telephone number,
                              including area code)

ITEM 5. OTHER EVENTS.

     On Monday, August 26, 1996, Home Shopping Network, Inc. and Silver King Communications, Inc. announced that they have entered into a definitive merger agreement. Attached hereto as Exhibit 99 is a copy of the jointly issued press release.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a) Financial statements of businesses acquired.

         Not applicable.

     (b) Pro forma financial information.

         Not applicable.

     (c) Exhibits

         NUMBER                           DESCRIPTION
         ------                           -----------
           99                      Press Release of Home Shopping
                                   Network, Inc. and Silver King
                                   Communications, Inc.
                                   dated August 26, 1996.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    HOME SHOPPING NETWORK, INC.



Dated: August 27, 1996              By: /s/ Kevin J. McKeon
                                        ----------------------------------
                                        Name:  Kevin J. McKeon
                                        Title: Executive Vice President
                                               and Chief Financial Officer

                                 EXHIBIT INDEX



NUMBER               DESCRIPTION                        PAGE
- ------               -----------                        ----
 99            Press Release of Home Shopping            5
               Network, Inc. and Silver King
               Communications, Inc. dated
               August 26, 1996

























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